BRIDGE BUILDER TRUST

Bridge Builder Municipal Bond Fund (the “Fund”)

Supplement dated January 6, 2016
to the Prospectus
dated September 8, 2015

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

1.   Pyramis Global Advisors, LLC ("Pyramis"), a Sub-adviser for an allocated portion of the Fund, has changed its name to FIAM LLC. All references to Pyramis shall hereby refer to FIAM LLC.  FIAM LLC is an indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”).

2.   The following information is hereby added to the sub-section "How to Buy Shares" under the section entitled "Shareholder Information."

Purchases In-Kind

In limited circumstances, Advisory Solutions’ investors may acquire shares of the Fund with in-kind redemption proceeds they receive from a mutual fund that is not sponsored by Edward Jones (a “third party fund”).  The Fund’s Board has adopted procedures that require the Fund and the Adviser to meet certain conditions prior to the Fund’s acceptance of a contribution of securities in exchange for shares of the Fund.  These procedures require, among other things, that (a) the Adviser, in consultation with the Sub-advisers, determines that the securities to be contributed to the Fund are appropriate for investment by the Fund in light of its investment objective, strategies and policies; (b) the Fund’s valuation procedures will be used when determining the value of the securities to be contributed to the Fund; and (c) the Adviser and the Board reasonably determine that the particular contribution in-kind transaction, when considered as a whole, is expected to be in the best interests of the Fund and its shareholders.

Although the contributed securities will be appropriate for investment by the Fund in light of its investment objective, strategies and policies, the Adviser, in consultation with the Sub-advisers, may nonetheless determine that it is consistent with the best interests of the Fund to liquidate a portion of the contributed securities.  In the event of such determination, the Adviser, in its discretion and in consultation with the Sub-advisers, will determine which of the contributed securities will be liquidated and will allocate the resulting cash proceeds to one or more of the Fund’s Sub-advisers.  The Fund will pay both the explicit transaction costs and any implicit transaction costs, including market impact and any markup built into the price of fixed income securities and other instruments, incurred in the sale of the contributed securities.  The Adviser will seek to minimize the transaction costs, including market impact, to the Fund, generally by engaging one or more third-party transition management service providers that specialize in executing portfolio transactions on a large scale.  However, the Adviser’s use of a transition manager does not guarantee that the Fund will experience better executions or reduced costs associated with the liquidation of the Fund’s securities.

A contribution in-kind of securities to purchase shares of the Fund will be permitted only if the Adviser reasonably determines that the overall benefits to the Fund and its shareholders of the contribution in-kind transaction, when considered as a whole, are expected to materially outweigh the costs of liquidating the securities.  In making such determination, the Adviser will review and document the specific facts and circumstances of the particular in-kind transaction taking into account all relevant factors, including, but not limited to: (a) the transaction costs, including market impact, expected to be incurred by the Fund in liquidating a portion of the contributed securities, versus the transaction costs, including market impact, expected to be saved by the Fund in connection with receiving and retaining contributed securities; (b) the benefit the Fund is expected to receive, if any, by allowing the Fund to acquire certain contributed securities that the Fund may not otherwise be able to obtain with cash due to the fact that such securities may not be available, or are of limited supply, in the open market; and (c) the benefit the Fund’s shareholders are expected to receive, if any, as a result of the increase in the Fund’s assets that is associated with the transaction (e.g., a reduction in the Fund’s total annual operating expenses).

The Fund’s valuation procedures may differ from the valuation procedures utilized by the third party fund.  In such instances, Advisory Solutions’ investors who acquire Fund shares with in-kind redemption proceeds may receive fewer or more shares of the Fund than they would have received if the Fund used the same valuation procedures as the applicable third party fund.

BRIDGE BUILDER TRUST

Bridge Builder Municipal Bond Fund (the “Fund”)

Supplement dated January 6, 2016
to the Statement of Additional Information (the "SAI")
dated September 8, 2015

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

Pyramis Global Advisors, LLC ("Pyramis"), a Sub-adviser for an allocated portion of the Fund, has changed its name to FIAM LLC. All references to Pyramis shall hereby refer to FIAM LLC.  FIAM LLC is an indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”).